WESTCORE TRUST

Supplement dated December 27, 2016, to the Westcore Equity and Bond Funds Statement of Additional Information (“SAI”), dated April 29, 2016, as supplemented, relating to Westcore Growth Fund, Westcore MIDCO Growth Fund and Westcore Select Fund.

Effective December 27, 2016, the funds listed below under the heading “Old Name” will be renamed to the fund name listed under the heading “New Name.”

Old Name	New Name
Westcore Growth Fund	Westcore Large-Cap Dividend Fund
Westcore MIDCO Growth Fund	Westcore Mid-Cap Value Dividend Fund II
Westcore Select Fund	Westcore Small-Cap Growth Fund II

All references to the Old Name wherever found in the SAI will now refer to the New Name.

The following is hereby added to the last paragraph appearing under the heading “PORTFOLIO TURNOVER” in the SAI:

Given certain changes in the investment objectives and strategies of the Westcore Large-Cap Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, and Westcore Small-Cap Growth Fund II in connection with the repositioning of such Funds, it is anticipated that the turnover ratio of these Funds will be higher than normal, particularly during the period during which the repositionings are still in progress. Additionally, the Adviser expects that following such repositionings, the portfolio turnover rates for the Westcore Mid-Cap Value Dividend Fund II and Westcore Small-Cap Growth Fund II are likely, under normal circumstances, to exhibit characteristics similar to the Westcore Mid-Cap Value Dividend Fund and Westcore Small-Cap Growth Fund respectively.

Please retain this supplement for future reference.